                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Golf Rounds.com, Inc. (the "Company") on
Form 10-KSB for the period ended August 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18
U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: December 21, 2004                   By: /s/ John F. McCarthy, III
                                               ---------------------------------
                                               John F. McCarthy, III
                                               Chairman and Secretary
                                               (Principal Executive Officer)

Dated: December 21, 2004                   By: /s/ Robert H. Donehew
                                               ---------------------------------
                                               Robert H. Donehew
                                               President, Treasurer and Director
                                               (Principal Financial Officer)